UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 19, 2026

PRECISION OPTICS CORPORATION, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-10647	04-2795294
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22 East Broadway Gardner, Massachusetts	01440
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (978) 630-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	POCI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 19, 2026, Precision Optics Corporation, Inc. (the “Company” or “we”) held our annual meeting of stockholders. Proxies were solicited pursuant to our definitive proxy statement filed on February 3, 2026, with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934. The number of shares of common stock that voted on matters presented at the annual meeting was 5,950,539, representing approximately 77.07% of the 7,720,229 shares of common stock outstanding as of January 29, 2026, the record date for the annual meeting. At the annual meeting, stockholders considered and voted on the following proposals, each of which is described in more detail in the proxy statement.

Proposal 1 – Election of Directors

Peter H. Woodward, Andrew J. Miclot, Buell G. Duncan, Joseph P. Pellegrino, Jr., and Joseph N. Forkey were each duly elected as our directors. The results of the elections were as follows:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Peter H. Woodward	2,819,370	254,718	2,876,451
Andrew J. Miclot	2,835,006	239,082	2,876,451
Buell G. Duncan	2,836,742	237,346	2,876,451
Joseph P. Pellegrino, Jr.	2,837,092	236,996	2,876,451
Joseph N. Forkey	2,478,442	595,646	2,876,451

Proposal 2 – Advisory Vote on Executive Compensation

Our stockholders voted upon and approved, on an advisory basis, the compensation paid to our Named Executive Officers (as that term is defined in our 2025 Proxy Statement) for the fiscal year ended June 30, 2025. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,009,650	4,802	59,636	2,876,451

Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm

Our stockholders voted upon and approved the ratification of the appointment of Stowe & Degon, LLC to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2026. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,949,026	415	1,098	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION OPTICS CORPORATION, INC.

Dated: March 20, 2026	By:	/s/ Joseph N. Forkey
Name: Joseph N. Forkey Title: President

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